UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2008

1st Financial Services Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street

Hendersonville, North Carolina 28792

(Address of principal executive offices)

(828) 697-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On November 14, 2008, 1st Financial Services Corporation, the parent company of Mountain 1st Bank & Trust Company (the “Registrant”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (the “Treasury”), pursuant to which the Registrant agreed to issue and sell (i) 16,369 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 276,815 shares of the Registrant’s common stock, par value $5.00 per share (the “Common Stock”), for an aggregate purchase price of $16,369,000 in cash. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The form of the Certificate for the Series A Preferred Stock is attached as Exhibit 4.1 to this Report and is incorporated herein by reference. The Series A Preferred Stock may be redeemed by the Registrant after three years. Prior to the end of three years, the Series A Preferred Stock may be redeemed by the Registrant only with proceeds from the sale of qualifying equity securities of the Registrant (a “Qualified Equity Offering”). The restrictions on redemption are set forth in Registrant’s Articles of Amendment dated November 11, 2008, described in Item 5.03 below.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to anti-dilution adjustments, equal to $8.87 per share of the Common Stock. A copy of the Warrant is attached as Exhibit 4.2 to this Report and is incorporated herein by reference.

If the Registrant receives aggregate gross cash proceeds of not less than $16,369,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to the Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments, underlying the Warrant. Pursuant to the Purchase Agreement, the Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of the Treasury, at any time, the Registrant has agreed to promptly enter into a deposit arrangement pursuant to which the Series A Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series A Preferred Stock, may be issued. The Registrant also has agreed that, upon the request of the Treasury, at any time, it will register the Series A Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any. Neither the Series A Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that the Treasury may only transfer or exercise an aggregate of one-half (1/2) of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series A Preferred Stock or December 31, 2009.

In the Purchase Agreement, the Registrant agreed that, until such time as the Treasury ceases to own any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement, the Registrant will take all necessary actions to ensure that its benefit plans with respect to its “senior executive officers” comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed not to adopt any benefit plans with respect to, or which cover, its senior executive officers that do not so comply, and the applicable executives have consented to the foregoing.

Item 3.02	Unregistered Sales of Equity.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” above is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Securityholders.

Upon issuance of the Series A Preferred Stock on November 14, 2008, the ability of the Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions, including the Registrant’s restriction against increasing dividends from the last annual cash dividend per share ($0.10) declared on the Common Stock prior to November 14, 2008. The redemption, purchase or other acquisition of any trust preferred securities issued by Registrant or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series A Preferred Stock, or (b) the date on which the Series A Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series A Preferred Stock to third parties. The restrictions described in this paragraph are set forth in the Purchase Agreement.

In addition, pursuant to Registrant’s Articles of Amendment dated November 11, 2008, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock. These restrictions are set forth in Registrant’s Articles of Amendment dated November 11, 2008, described in Item 5.03.

“Junior Stock” means the Common Stock and any other class or series of stock of the Registrant, the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up on the Registration. “Parity Stock” means any class or series of stock of the Registrant, the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02. A copy of the amended Employment Agreements of Registrant’s “senior executive officers” are attached as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Report and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On November 12, 2008, the Registrant filed Articles of Amendment with the North Carolina Secretary of State, amending its Articles of Incorporation to allow for the designations, preferences, limitations and relative rights of the Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference of $1,000 per share. A copy of the Articles of Amendment is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events

On November 13, 2008, Mountain 1st Bank & Trust Company, Registrant’s wholly-owned banking subsidiary, announced the opening of its newest full service banking office located at 1880 Highway 127 North in Hickory, North Carolina. A copy of the press release is attached as Exhibit 99.1 to this Report.

On November 14, 2008, Registrant announced the transactions described in Item 1.01 above, which is incorporated herein by reference. A copy of the press release is attached as Exhibit 99.2 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished with this Report:

Exhibit No.	Exhibit Description

3.1	Articles of Amendment dated November 11, 2008, regarding the Series A Preferred Stock

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Warrant dated November 14, 2008, for the purchase of shares of Common Stock

10.1	Letter Agreement dated November 14, 2008, between the Registrant and the United States Department of the Treasury

10.2	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and B. Lee Beason, as amended

10.3	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Peggy H. Denny, as amended

10.4	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Gregory L. Gibson, as amended

10.5	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Vincent K. Rees, as amended

99.1	Press Release dated November 13, 2008

99.2	Press Release dated November 14, 2008

Disclosures About Forward Looking Statements

This Report and its exhibits contain statements relating to our financial condition, results of operations, plans, strategies, trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts. Those statements may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission from time to time. Copies of those reports are available directly through the Commission’s website at www.sec.gov. Other factors that could influence the accuracy of those forward-looking statements include, but are not limited to: (a) the financial success or changing strategies of our customers; (b) customer acceptance of our services, products and fee structure; (c) changes in competitive pressures among depository and other financial institutions or in our ability to compete effectively against larger financial institutions in our banking market; (d) actions of government regulators, or changes in laws, regulations or accounting standards, that adversely affect our business; (e) our ability to manage our growth and to underwrite increasing volumes of loans; (f) the impact on our profits of increased staffing and expenses resulting from expansion; (g) changes in the interest rate environment and the level of market interest rates that reduce our net interest margin and/or the volumes and values of loans we make and securities we hold; (h) weather and similar conditions, particularly the effect of hurricanes on our banking and operations facilities and on our customers and the coastal communities in which we do business; (i) changes in general economic or business conditions and the real estate market in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral); and (j) other developments or changes in our business that we do not expect. Although our management believes that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this paragraph. We have no obligation, and do not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION
(Registrant)

Date:	November 18, 2008	By:	/s/ Roger A. Mobley
Roger A. Mobley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

3.1	Articles of Amendment dated November 11, 2008, regarding the Series A Preferred Stock

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Warrant dated November 14, 2008, for the purchase of shares of Common Stock

10.1	Letter Agreement dated November 14, 2008, between the Registrant and the United States Department of the Treasury

10.2	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and B. Lee Beason, as amended

10.3	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Peggy H. Denny, as amended

10.4	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Gregory L. Gibson, as amended

10.5	Employment Agreement dated November 13, 2008, by and among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Vincent K. Rees, as amended

99.1	Press Release dated November 13, 2008

99.2	Press Release dated November 14, 2008

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